1 1Q 2026 Investor Presentation

2 Generally. The information contained in this presentation has been prepared by American Integrity Insurance Group, Inc. and its subsidiaries (collectively, “American Integrity, “AII,” ” the “Company,” “we,” “us” or “our”) and contains information pertaining to the business and operations of the Company. The information contained in this presentation is current only as of the date of the presentation. For any time after the date of this presentation, the information, including information concerning our business, financial condition, results of operations and prospects, may have changed. The delivery of this presentation shall not, under any circumstances, create any implication that there have been no changes in our affairs after the date of this presentation. We have not authorized any person to give any information or to make any representations about us in connection with this presentation that is not contained herein. If any information has been or is given or any representations have been or are made to you outside of this presentation, such information or representations should not be relied upon as having been authorized by us. Cautionary Note Regarding Forward-Looking Statements. Certain statements in this presentation may be forward-looking statements. All statements other than statements of historical facts may be forward-looking statements. Forward-looking statements include, but are not limited to, statements regarding: our outlook; our business strategy; writing new business and retaining existing policies; new insurance products; availability of reinsurance coverage; expectations on future growth; future Citizens take-out opportunities; anticipated future operating results and operating expenses, cash flows, capital resources and liquidity; reserves for losses and loss adjustment expenses; geographic expansion; reduction of our quota share; competition; future regulatory, judicial and legislative changes; forecasts of future revenues and appropriately planning our expenses; and our plans regarding our capital expenditures and investment portfolios. In some cases, you can identify forward-looking statements by terms such as “anticipates,” “believes,” “contemplates,” “continue,” “could,” “estimates,” “expects,” “intends,” “may,” “plans,” “potential,” “predicts,” “projects,” “should,” “targets,” “will,” “would” or the negative of these terms or other similar expressions. Forward-looking statements are neither historical facts nor assurances of future performance, and are based only on our current beliefs, expectations and assumptions regarding the future of our business, future plans and strategies, projections, anticipated events and trends, the economy and other future conditions. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict and many of which are outside of our control. Therefore, you should not rely on any of these forward-looking statements. Important factors that could cause our actual results and financial condition to differ materially from those indicated in the forward-looking statements include, among others, the following: the potential that we may face significant losses due to being a property and casualty insurer and our exposure to catastrophic events and severe weather conditions, which can be unpredictable; our loss reserves are estimates and may be inadequate to cover our actual liability for losses, and actual claims incurred have exceeded, and in the future may exceed, reserves established for claims; the dependence of our financial results on the regulatory, legal, economic and weather conditions in Florida due to the fact that we conduct substantially all of our business in Florida; changing climate conditions may increase the severity and frequency of catastrophic events and severe weather conditions; the severity and frequency of catastrophe events of which are unpredictable; dependence upon the effectiveness of exclusions and other loss limitation methods in the insurance policies we assume or write; reliance upon third-party distribution partners, including independent insurance agents, homebuilder-affiliated agents and national insurance carriers; our ability to pursue Citizens take-out opportunities; cyclical changes in the insurance industry; our ability to obtain reinsurance coverage at commercially reasonable rates, or at all; credit risk of our reinsurers who may suffer a downgrade; the inherent uncertainty of models and our reliance on such models as a tool to evaluate risk, and the dependence of our results upon our ability to accurately price the risks we underwrite; the possibility that our information technology systems may fail or be disrupted; our ability to expand our business and the possible need to acquire additional capital in the future to fund such expansion; the ability of our claims department, or the third-party claims adjusters whom we may engage, to effectively manage or remediate claims as well as unanticipated increases in the severity or frequency of claims; the possibility that actual renewals of our existing policies will not meet expectations; increased competition and market conditions, including changes in our financial stability and credit ratings; the extensive regulatory environment in which we operate that requires approval of rate increases, can mandate rate decreases, and that can dictate underwriting practices and mandate participation in loss sharing arrangements, and other potential further restrictive regulation we may face; mandatory assessments or competition from government entities may create short-term liabilities or affect our ability to underwrite more policies; and other risks identified in “Risk Factors” in our reports filed with the Securities and Exchange Commission (the “SEC”), including our most recently filed Annual Report on Form 10-K for the period ended December 31, 2025. New risks emerge from time to time. It is not possible for our management to predict all risks, nor can we assess the impact of all factors on our business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements we may make. In light of these risks, uncertainties, and assumptions, the future events and trends discussed may not occur and actual results could differ materially and adversely from those anticipated or implied in the forward-looking statements. Market and Industry Data. Unless otherwise indicated, market data and certain industry forecast data used in this presentation were obtained from internal reports, where appropriate, as well as third-party sources and other publicly available information. Data regarding the industry in which the Company competes, its market position and market share within are inherently imprecise and are subject to significant business, economic and competitive uncertainties beyond the Company’s control. In addition, assumptions and estimates of the Company and its industry’s future performance are necessarily subject to a high degree of uncertainty and risk due to a variety of factors. These and other factors could cause future performance to differ materially from assumptions and estimates. Financial Information. The financial information included in this presentation and other financial information about the Company can also be found on our Annual Report on Form 10-K for the period ended December 31, 2025, filed with the SEC on February 26, 2026, and our Quarterly Report on Form 10-Q for the period ended March 31, 2026, filed with the SEC on May 14, 2026. The Company has prepared its financial statements with accounting principles generally accepted in the United States of America (“GAAP”) for interim financial information, and the SEC rules for interim financial reporting. Accordingly, the financial results in this presentation do not include all the information and footnotes required for complete financial statements and should be read in conjunction with the consolidated financial statements of the Company and the accompanying notes thereto for the year ended December 31, 2025, and for the three months ended March 31, 2026. The results for interim periods do not necessarily indicate the results that may be expected for any interim period or for the full year. Financial results for periods beginning prior to the consummation of our initial public offering on May 7, 2025, are those of American Integrity Insurance Group, LLC and its consolidated subsidiaries, and financial results for periods beginning after our initial public offering are those of American Integrity Insurance Group, Inc. and its consolidated subsidiaries. Non-GAAP Financial Measures. This presentation includes certain financial measures derived from consolidated financial data but not presented in accordance with GAAP, including underwriting income, adjusted net income, adjusted earnings per share, net underlying loss and loss adjustment expense ratio, gross underlying loss and loss adjustment expense ratio, ceded catastrophe excess of loss premiums ratio and adjusted return on equity. The Company believes that these non-GAAP measures, when taken together with its financial results presented in accordance with GAAP, provide meaningful supplemental information regarding its operating performance and facilitate internal comparisons of its historical operating performance on a more consistent basis. These non-GAAP financial measures however are subject to inherent limitations, may not be comparable to similarly-titled measures used by other companies and should not be considered in isolation or as an alternative to GAAP measures. Please refer to the Appendix for reconciliations of the non-GAAP financial measures to their most directly comparable GAAP financial measures. Legal Disclaimer

3 Bob Ritchie Founder & Chief Executive Officer Founded American Integrity in 2006 Previously served in leadership roles at American Modern, AIG, CNA and GE Insurance Solutions More than 40 years of insurance industry experience BS, University of Evansville Jon Ritchie President Joined American Integrity in 2009 Previously served as COO and in operational and managerial roles Prior experience: leading an entrepreneurial venture BS, DePaul University; MBA, Indiana University Brian Foley Chief Financial Officer Became CFO in 2026 Prior experience: Keefe, Bruyette & Woods, Balyasny Asset Management, and PwC BS, University of Delaware David Clark Chairman Co-founded American Integrity in 2006 Currently serves as a Managing Director at Sowell & Co. Prior experience: McKinsey & Co. BA & BBA, University of Texas at Austin; Masters of Management, Northwestern University Experienced, Founder-Led Management Team

4 First Quarter Highlights (1) Market data provided by the Florida Office of Insurance Regulation (https://floir.com/tools-and-data/residential-market-share-reports). (2) YTD through March 31, 2026. Data excludes policy types: Commercial Residential, Personal Residential Condominium/Tenants/Farmowners/Excess Flood. (3) Adjusted Return on Equity is a non-GAAP financial measure defined as adjusted net income (after tax) divided by average beginning and ending shareholders’ equity. See the non-GAAP reconciliation in the Appendix. #1 public company voluntary market new business writer in Florida(1)(2) 18% voluntary market PIF growth, and 14% overall PIF growth, versus the same period last year Delivered a 24% Adjusted ROE(3) and $1.02 net income per diluted share in the first quarter, which we believe demonstrates the power of a broader, more durable earnings engine beyond the temporary Citizens-driven market opportunity Returned $20.0 million to shareholders in the first quarter via a special cash dividend CAT reinsurance costs coming down faster than premiums, creating a tailwind to earnings

# American Integrity Financial Highlights
## Three Months Ended 3/31/2026 & Year Ended 12/31/2025

### Three Months Ended 3/31/2026 vs. Three Months Ended 3/31/2025

| | | | |
|---|---|---|---|
| **437K** Policies In-Force (1) *vs. 383K 1Q '25 (+14%)* | **$220M** Gross Premiums Written *vs. $212M 1Q '25 (+4%)* | **$82M** Net Premiums Earned *vs. $65M 1Q '25 (+26%)* | **$335M** Total Shareholders' Equity (1) *vs. $337M 2025 (-0%)* |
| **37%** Loss Ratio *vs. 31% 1Q '25 (+6 ppts.)* | **75%** Combined Ratio *vs. 43% 1Q '25 (+32 ppts.)* | **$20M** Adjusted Net Income (2) *vs. $38M 1Q '25 (-47%)* | **24%** Adjusted ROE (3) *vs. 87% 1Q '25 (-63 ppts.)* |

### Year Ended 12/31/2025 vs. Year Ended 12/31/2024

| | | | |
|---|---|---|---|
| **422K** Policies In-Force (4) *vs. 356K 2024 (+19%)* | **$945M** Gross Premiums Written *vs. $768M 2024 (+23%)* | **$243M** Net Premiums Earned *vs. $182M 2024 (+33%)* | **$337M** Total Shareholders' Equity (4) *vs. $162M 2024 (+108%)* |
| **39%** Loss Ratio *vs. 48% 2024 (-9 ppts.)* | **64%** Combined Ratio *vs. 81% 2024 (-17 ppts.)* | **$105M** Adjusted Net Income (2) *vs. $40M 2024 (+165%)* | **42%** Adjusted ROE (3) *vs. 27% 2024 (+15 ppts.)* |

(1) As of March 31, 2026.
(2) Adjusted net income is a non-GAAP financial measure defined as net income excluding net realized gains or losses on investments, stock compensation expense incurred in connection with our IPO, and certain non-recurring or non-cash expenses, including those incurred in connection with our IPO, net of tax. See the non-GAAP reconciliation in the Appendix.
(3) Adjusted Return on Equity represents adjusted net income (after tax) divided by average beginning and ending shareholders' equity. See the non-GAAP reconciliation in the Appendix.
(4) As of December 31, 2025.

AMERICAN INTEGRITY INSURANCE GROUP
5

# Leading Florida Residential Market Share Position

**Twenty years of cultivating our distribution network has resulted in a strong market share position in the Florida residential insurance marketplace, both in terms of voluntary writings and in-force policies/premium(1)(2)**

| New FL Voluntary Policies Written Three Months Ended 3/31/2026 | |
|---|---|
| 1. Tower Hill | 32,611 |
| **2. American Integrity** | **24,643** |
| 3. Frontline | 22,275 |
| 4. Florida Peninsula | 21,012 |
| 5. Citizens | 19,642 |
| 6. Assurant | 16,184 |
| 7. Universal P&C | 15,910 |
| 8. Kin | 11,581 |
| 9. Cabrillo Coastal | 11,459 |
| 10. American Traditions | 11,040 |
| 11. Security First | 9,199 |
| 12. State Farm | 8,774 |
| 13. Loggerhead | 6,297 |
| 14. TRUE | 5,963 |
| 15. USAA | 4,886 |
| **Other Public Peers** | |
| 18. Slide | 3,944 |
| 25. Heritage | 2,424 |
| 29. HCI | 1,520 |

**#2 Among All Carriers**
**#2 Excl. Citizens/National Carriers**

| FL Residential Policies In-Force as of 3/31/2026 | |
|---|---|
| 1. Slide | 438,534 |
| 2. State Farm | 396,252 |
| **3. American Integrity** | **382,342** |
| 4. Tower Hill | 381,791 |
| 5. Florida Peninsula | 369,400 |
| 6. Universal P&C | 292,231 |
| 7. Citizens | 280,823 |
| 8. Frontline | 258,566 |
| 9. HCI | 231,220 |
| 10. USAA | 217,689 |
| 11. Safepoint | 183,258 |
| 12. Kin | 155,719 |
| 13. Southern Oak | 137,730 |
| 14. Security First | 129,173 |
| 15. American Traditions | 128,724 |
| **Other Public Peers** | |
| 20. Heritage | 99,185 |

**#3 Among All Carriers**
**#2 Excl. Citizens/National Carriers**

| FL Residential Premium In-Force, $M as of 3/31/2026 | |
|---|---|
| 1. Slide | $1,717 |
| 2. Florida Peninsula | $1,538 |
| 3. Universal P&C | $1,199 |
| 4. Tower Hill | $1,179 |
| 5. HCI | $1,143 |
| 6. State Farm | $1,124 |
| 7. Frontline | $886 |
| **8. American Integrity** | **$873** |
| 9. USAA | $873 |
| 10. Citizens | $686 |
| 11. Safepoint | $630 |
| 12. Monarch | $501 |
| 13. Assurant | $469 |
| 14. Kin | $462 |
| 15. Olympus | $447 |
| **Other Public Peers** | |
| 18. Heritage | $389 |

**#8 Among All Carriers**
**#7 Excl. Citizens/National Carriers**

(1) Market Share data provided by the Florida Office of Insurance Regulation (https://floir.gov/tools-and-data/residential-market-share-reports).
(2) Data excludes the following policy types: Commercial Residential, Personal Residential Condominium/Tenants/Farmowners/Excess Flood.

American Integrity Insurance Group
6

7 Executing on Voluntary, Organic Growth Opportunities Our strong balance sheet and leading position in the stabilized Florida insurance market has resulted in strong growth across our key business initiatives. Our next phase of growth is being driven by scalable voluntary market opportunities independent of Citizens take-outs Strong Balance Sheet Stable Market Market Leadership Expansion into Florida’s Large Tri-County Region Re-Opening Florida HO3 Capacity for Middle-Aged Homes Florida Introduction of Commercial Residential Reduction of Non-Cat Quota Share Strategic Expansion in GA, SC, NC with Builder Agents Strong Voluntary Policy Writing and Renewal Trends

8 $31,861 $52,010 1Q 2025 1Q 2026 New Business GWP ($ 000s) 294 345 89 92 383 437 1Q 2025 1Q 2026 PIF (000s) Voluntary PIF Citizens PIF Strong Voluntary Business Driving Organic Growth • 22% new voluntary policy growth and 63% new voluntary premium growth during the three months ended 3/31/2026 compared to the prior year period combined with favorable policy retention trends • Voluntary growth continues to significantly outpace overall growth as the Company increasingly prioritizes high-quality organic business over Citizen take-out volume 75.1% 78.1% 81.5% 82.8% 82.7% 83.6% 4Q 2024 1Q 2025 2Q 2025 3Q 2025 4Q 2025 1Q 2026 Quarterly Policy Retention Ratio Trends +8.6 % ppts. 25 30 1Q 2025 1Q 2026 Voluntary New Policy Writings (000s) +22% $1,300 $1,741 Average new business gross written premium per policy ($ in actuals)

9 Tri-County Growth Success Tri-County Voluntary New Business Policies Written Tri-County Voluntary New Business Gross Premiums Written 164 2,924 1Q 2025 1Q 2026 • Our re-entry into the Tri-County region of Florida is gaining momentum as evidenced by robust Y-o-Y growth in new business • Average new business rates tend to skew higher in the Tri-Country region driven by higher value properties which drives average new business premium written higher • Successfully expanding our position in Florida’s attractive high-value homeowner market • We believe approximately 40% of all Florida “high valued homes”(1) are located in Tri-County % of total voluntary new business mix 1% 10% ($ in millions) 1% 21% Tri-County premium per new business policy ~2x that of rest of book (1) Defined as valued over $1.5 million. $0.4 $10.7 1Q 2025 1Q 2026

10 371 5,211 1Q 2025 1Q 2026 Middle-Aged Homes Execution • HO-3 business was the most severely impacted product line by the Florida litigation crisis and where we pulled back writing most acutely • Dwelling and fire products were somewhat insulated as roofs mostly were insured on an actual cash value basis • As we re-opened our HO-3 product to middle aged homes, we have seen strong growth and feedback from agents has been positive (1) We define middle-aged homes as homes with roofs that are older than five years. Excludes middle aged homes in the Tri-County region of Florida, which are captured separately in their own category. HO-3 Middle-Aged(1) Voluntary New Business Policies Written HO-3 Middle-Aged(1) Voluntary New Business Gross Premiums Written 2% 17% ($ in millions) 3% 23% % of total voluntary new business mix $1.1 $12.0 1Q 2025 1Q 2026

11 Florida Commercial Residential Growth Opportunity • Admitted market for commercial residential in Florida is estimated to be $1.7B of premium(1) • Launched voluntary and Citizens take-out writings in 4Q 2025 with high degree of pricing/underwriting discipline • Highly selective in the opportunities we pursue • Garden-style, 2 and 3 story condominium associations • Townhome communities • Homeowner’s associations • Avoiding high rise coastal buildings 234 Policies In-Force(2) $15.5M In-Force Premium(2) (1) Market data provided by the Florida Office of Insurance Regulation as of December 31, 2025 (https://floir.com/tools-and-data/residential-market-share- reports); Does not include the non-admitted market. (2) As of March 31, 2026.

# Reduced Non-Cat Quota Share

- **In addition to our catastrophe XOL reinsurance tower, we also purchase non-cat quota share reinsurance**
- **Effective January 1, 2026, we reduced our quota share ceding percentage from 40% to 25%**
- **The reduction in quota share reflects our growing confidence in the profitability, stability and earnings power of our underlying portfolio**
- **The change in our quota share ceding percentage will impact the period-over-period comparability of our results**
- **Our quota share partners pay us ceding commission income in exchange for the premiums and losses we ceded to them**
  - Sliding scale based on loss experience
  - Total ceding commission income allocated to policy acquisition expenses (PAC) and general and administrative expenses (G&A) in proportion to their respective gross amounts and acts as a reduction to these line items on a consolidated basis
  - We believe comparing PAC and G&A expenses combined on a period-over-period basis provides a better picture, as allocation of ceding commission income may distort comparability of line items individually

**Quota Share Ceding Percentage**



40%
25%
2025
2026

**Net Earned Premiums ($ 000s)**



+26%
$65,402
$82,208
1Q25
1Q26

**Ceding Commission Income ($ 000s)**



18%
11%
QS reduction
$38,693
$23,879 (62%)
$14,814 (38%)
$25,848
$12,916 (50%)
$12,932 (50%)
1Q25
1Q26
Ceding Commission Allocated to G&A
Ceding Commission Allocated to PAC
Total % of gross premiums earned

AMERICAN INTEGRITY INSURANCE GROUP

12

13 Accomplishing Strategic Regional Expansion • Growth in geographies outside of FL(1) progressing nicely, outpacing growth of entire book • Good initial momentum in North Carolina continuing into 2Q 2026 • Evaluating the potential for further state expansion in 2027 3,961 4,886 1Q 2025 1Q 2026 Ex-FL Voluntary New Business Policies Written Ex-FL Voluntary New Business Gross Premiums Written 16% 11%16% 13% ($ in millions) (1) Currently writing in North Carolina, South Carolina and Georgia. % of total voluntary new business mix $4.1 $5.6 1Q 2025 1Q 2026

14 Our Core Competencies Support and Fuel our Profitable Growth We believe our differentiated operating platform creates meaningful barriers to entry in the Florida residential market Deep, Diversified Distribution Robust, Granular Technology Platform Tested, Aligned Management Integrated, Detailed Underwriting & Claims Longstanding independent agent relationships National carriers and agencies New construction home builder-affiliated agents Selective Citizens depopulations Insurance Now Guidewire system Seamless API integrations Block-level granularity with in-house programming Founder-led since inception in 2007 Battle-tested senior leadership team Deep Florida insurance expertise Differentiated capacity at the agency/zip/census block level Dedicated underwriters for top agencies Strong integration between underwriting and claims, product and sales

# Competitive Environment

- **Despite the market becoming more competitive, we are seeing stability in our average premium per policy**
- **Mix shifts towards middle-aged homes and policies in Tri-County plus rate increases on take-out book have been offset by appropriate, modest rate declines in some areas of our voluntary book**
- **Policy features such as inflation guard plus exposure changes also dampen pricing declines**
- **Reinsurance rates poised to decline well in excess of primary rates**
- **We continue to view our multi-pronged distribution strategy, led by independent agents, as a competitive advantage and a significant barrier to entry in the Florida market**
- **YTD through March 31, 2026 we were the #1 public company voluntary market new business writer in Florida(1)(2)**
- **As Citizens shrinks to historically low levels, we believe the ability to scale profitably in the voluntary market increasingly differentiates established carriers with deep distribution relationships and underwriting infrastructure**

**Average Gross Premiums Written Per Policy**


-1% Y-o-Y change
$1,942
$1,924
1Q 2025
1Q 2026

**Citizens Policies In-Force, 000s (1)(3)**


Lowest levels in last 20 years
74% decrease in Citizens PIF from most recent peak
1,229
936
395
322
2023
2024
2025
1Q26

(1) Market data provided by the Florida Office of Insurance Regulation (https://floir.gov/tools-and-data/residential-market-share-reports).
(2) Data excludes policy types: Commercial Residential, Personal Residential Condominium/Tenants/Farmowners/Excess Flood.
(3) Citizens Property Insurance Corporation. Includes all policies in-force (residential, wind only, and commercial).

15

16 Robust Reinsurance Program Our strategic reinsurance program is key to our risk management philosophy Per Risk & Facultative • Cover individual risks as opposed to group or class of business • Provides coverage for non-catastrophe losses from individual policies in excess of $1M Non-CAT Quota Share • Reinsurer assumes a specified percentage of losses for defined class of business • Utilized for non-catastrophe and flood-related losses Excess of Loss (“XOL”) • Reinsurer assumes all or portion of losses for an individual claim or event in excess of specified amount • Utilized for catastrophe protection with multiple prepaid reinstatements • Utilize captive to optimize profitability given uneconomic cost of XOL reinsurance at low limits • Improves financial flexibility and capital management Captive Reinsurance We regularly assess and realign our reinsurance structure to optimize the effectiveness of our program Reinsurance Philosophy Reduce earnings volatility 1 Enhance capital management 2 Limit exposure to CAT events 3 Protect capital 4 Our Risk Management Strategy Includes Multiple Types of Reinsurance: CAT Bonds • Collateralized catastrophe bonds placed in the private markets to protect against named storms in Florida

# Catastrophe Reinsurance Program with Broad Market Support

## Sophisticated and conservative all-peril catastrophe XOL coverage to mitigate retained property losses



J
First event
$1,968M
Integrity Re 2025 CL A-1
Integrity Re 2025 CL A-2
H
I
$1,937M
$1,668M
Integrity Re 2025 CL B-1
Integrity Re 2025 CL B-2
$1,401M
$1,378M
Integrity Re 2025-1 CL C
G
$1,093M
$1,093M
Integrity Re 2024-1 CL C
F
Integrity Re 2024-1 CL B
E
$982M
$954M
Integrity Re 2025-1 CL D
D
Integrity Re 2024-1 CL D
$790M
$758M
Florida Hurricane Catastrophe Fund
C
$272M
$210M
$90M
$35M
B
$10M
American Integrity Retention
A
K
Second event
$1,531M
$1,500M
Integrity Re 2025 CL A-1
Integrity Re 2025 CL A-2
$1,231M
Integrity Re 2025 CL B-1
Integrity Re 2025 CL B-2
$963M
$941M
Integrity Re 2025-1 CL C
$656M
$646M
Integrity Re 2024-1 CL C
Integrity Re 2024-1 CL B
$546M
$517M
Integrity Re 2025-1 CL D
Integrity Re 2024-1 CL D
$353M
$210M
$90M
$35M
$10M
American Integrity Retention

- **A** / **B** Total First and Second event retention of $35M, with $10M of exposure for the insurance entity and $25M of exposure for our captive (3rd event retention of $16M and 4th event retention of $10M)
- **C** Coverage by state of Florida, participation in FHCF is mandatory for all FL residential property insurers
- **D** Class D CAT bond placed in 2025, expiring end of May 2027
- **E** Multi-tranche CAT bond (class B and D) placed in 2024 expiring end of May 2026
- **F** Class C CAT bond placed in 2024 expiring end of May 2026
- **G** Class C CAT bond placed in 2025, expiring end of May 2027
- **H** Multi-tranche CAT bond placed in 2025 expiring end of May 2027
- **I** Multi-tranche CAT bond placed in 2025 expiring end of May 2028
- **J** First event tower, including retentions, equal to 1 in 130 yr. return period
- **K** Second Event assumes a First Event loss of $790M net of Florida Hurricane Catastrophe Fund and Named Storm Inuring layers

***Our multi-layered CAT XOL program provides comprehensive coverage up to $1.97B, including Company retentions, for a single event and $1.5B for second event (assuming first event of $790M)***

American Integrity Insurance Group
17

18 A Compelling Investment Opportunity A Compelling Investment Opportunity American Integrity combines deep Florida expertise, management continuity and an impressive track record of operating in the state with a large organic growth opportunity in the stabilized Florida market (1) Federal Reserve data https://fred.stlouisfed.org/series/FLPOP; U.S. Census Bureau data https://www.census.gov/quickfacts/fact/table/FL/PST040224 (2) Capital growth includes increases in book value plus profit distributions to stockholders. (3) Adjusted ROE represents adjusted net income (after tax) divided by average beginning and ending shareholders’ equity. See Appendix for non-GAAP reconciliation. (4) Core organic excludes all Citizens takeout business including legacy assumptions. Long-Term Growth and Profitability Track Record 2008 - 2025 GWP growth CAGR 14.0% 2008 - 2025 PIF growth CAGR of 10.4% vs 1.4% (1) annual population growth in Florida Mar 2007- Mar 2025 pre-IPO capital growth CAGR of 20.2% (2) Returned $20M to stockholders in 1Q26 via special dividend Improved and Stabilized Florida Market and Positioning Historic litigation reforms of 2022 IPO May 2025 generated $100M of gross proceeds Adj. ROEs for 2024 and 2025 of 27% and 42%, respectively (3) Built market leading voluntary distribution channel relationships Total PIF growth up 14% at 3/31/2026 vs. 3/31/2025 Voluntary new writings up 22% 1Q 26 vs. 1Q 25 Policy retention rates up from 75% in 4Q 24 to 84% in 1Q 26 Voluntary core organic (4) PIF growth up 18% at 3/31/2026 vs. 3/31/2025 We believe new Tri- County focus and capacity for writing middle age homes is working Reduction in quota share in 1Q 2026 added to earnings FL commercial residential writings began in 4Q 2025 NC writings began in 1Q 2026 Organic Growth Momentum Continues to Strengthen Across Multiple Strategic Initiatives Successfully Scaling Multiple High-Return Organic Growth Initiatives

19 Appendix

20 Summary Financials Income Statement – Year Ended Income Statement – Three Months Ended $ in thousands December 31, December 31, Year Ended 2025 2024 Revenues Gross premiums written $944,634 $767,678 Change in gross unearned premiums (59,676) (85,462) Gross premiums earned 884,958 682,216 Ceded premiums earned (642,035) (500,161) Net premiums earned 242,923 182,055 Policy fees 10,397 7,393 Net investment income 21,704 14,180 Net realized gains on investments 569 119 Other income 892 607 Total revenues 276,485 204,354 Expenses Losses and loss adjustment expenses, net 98,034 90,832 Policy acquisition expenses 21,446 31,532 General and administrative expenses 41,498 30,951 Total expenses 161,428 153,315 Income before income taxes 115,057 51,039 Income tax expense 15,436 11,297 Net income $99,621 $39,742 Adjusted net income (1) $105,161 $39,648 Key Ratios Loss ratio 38.7% 47.9% Expense ratio 25.0% 33.0% Combined ratio 63.7% 80.9% (1) Adjusted net income is a non-GAAP financial measure defined as net income excluding net realized gains or losses on investments, stock compensation expense incurred in connection with our IPO, and certain non-recurring or non-cash expenses, including those incurred in connection with our IPO, net of tax. See the non-GAAP reconciliation in the Appendix. $ in thousands March 31, March 31, Three Months Ended 2026 2025 Revenues Gross premiums written $220,004 $212,150 Change in gross unearned premiums 10,768 (1,994) Gross premiums earned 230,772 210,156 Ceded premiums earned (148,564) (144,754) Net premiums earned 82,208 65,402 Policy fees 2,745 2,204 Net investment income 5,652 4,103 Net realized gains on investments 53 16 Other income 273 161 Total revenues 90,931 71,886 Expenses Losses and loss adjustment expenses, net 31,725 20,862 Policy acquisition expenses 15,985 3,107 General and administrative expenses 15,966 5,008 Total expenses 63,676 28,977 Income before income taxes 27,255 42,909 Income tax expense 7,345 4,813 Net income $19,910 $38,096 Adjusted net income (1) $20,128 $38,084 Key Ratios Loss ratio 37.3% 30.9% Expense ratio 37.6% 12.0% Combined ratio 75.0% 42.9%

21 Summary Financials Balance Sheet $ in thousands March 31, December 31, December 31, 2026 2025 2024 Assets Fixed maturities, available-for-sale, at fair value $347,264 $330,489 $214,045 Short term investments 2,479 18,121 - Total investments $349,743 $348,610 $214,045 Cash and cash equivalents 171,182 203,902 173,220 Restricted cash 55,169 40,217 6,052 Premiums receivable, net 44,432 45,031 51,594 Accrued investment income 3,072 3,458 2,174 Prepaid reinsurance premiums 157,888 275,093 268,254 Reinsurance recoverable, net 275,290 269,056 462,097 Net reinsurance commission receivable 58,871 - - Property and equipment, net 6,390 5,718 1,843 Right-of-use assets – operating leases 35,702 449 2,498 Deferred income tax asset, net 8,943 8,636 - Other assets 8,372 24,904 16,368 Total assets $1,175,054 $1,225,074 $1,198,145 Liabilities and shareholders' equity Unpaid losses and loss adjustment expenses $264,857 $266,591 $475,708 Income tax payable 4,734 2,680 11,873 Unearned premiums 470,789 481,557 421,881 Reinsurance payable 5,350 78,526 56,348 Advance premiums 25,892 11,752 6,561 Deferred income tax liability, net - - 1,122 Long-term debt 515 618 1,029 Lease liabilities – operating leases 32,652 458 2,612 Deferred policy acq. costs, net unearned ceding commissions 8,804 12,902 31,931 Other liabilities and accrued expenses 25,978 32,986 26,688 Total liabilities $839,571 $888,052 $1,035,753 Total shareholders' equity 335,483 337,022 162,392 Total liabilities and shareholders' equity $1,175,054 $1,225,074 $1,198,145

22 High Quality Investment Portfolio (1) Fair value of securities, accrued interest, cash and restricted cash as of 3/31/2026. (2) Includes $354.1M of investments & cash, $3.1M of accrued interest, and $0.2M of unrealized gains in our managed investment portfolios at the holding company and insurance company combined. These accounts do not include cash accounts held for working capital. Weighted Average Credit Rating(2) AA- No Equity Exposure • We maintain a simple, conservative, highly-rated and liquid investment portfolio focused on investment grade fixed income securities • Total cash and investments at 3/31/2026 of $579M(1), which includes $357M in two investment portfolios(2) managed by Goldman Sachs Asset Management Weighted Average Effective Duration(2) 2.1 years Weighted Average Credit Rating(2) AA No Equity Exposure Weighted Average Effective Duration(2) 2.0 years 60% 10% 30% 0% Insurance Company Portfolio Corporate Securities Government Securities Asset Backed Securities Cash $290M 30% 7%60% 3% Holding Company Portfolio Corporate Securities Government Securities Asset Backed Securities Cash $67M

23 ($ in thousands) Three Months Ended March 31, 2026 2025 Total net premiums earned $82,208 $65,402 Plus: Policy fees 2,745 2,204 Total net premiums earned plus policy fees 84,953 67,606 Losses and loss adj. expense, net $31,725 $20,862 Loss and loss adj. expense ratio (% of net premiums earned plus policy fees) 37.3% 30.9% Less: Current year net catastrophe losses - - Prior year net reserve development - 579 Underlying loss and loss adj. expense, net $31,725 $20,283 Net underlying loss and loss adj. expense, ratio (% of net premiums earned plus policy fees) 37.3% 30.0% ($ in thousands) Three Months Ended March 31, 2026 2025 Numerator: Net income $19,910 $38,096 Denominator: Average shareholders' equity 336,253 174,226 Return on equity 23.7% 87.5% Numerator: Adjusted net income $20,128 $38,084 Denominator: Average shareholders' equity 336,253 174,226 Adjusted return on equity 23.9% 87.4% Adjusted Net Income Adjusted Return on Equity Non-GAAP Reconciliations Three Months Ended March 31, 2026 vs 2025 ($ in thousands) ($ in thousands) Underwriting Income Net Underlying Loss and Loss Adjustment Expense Ratio Ceded Catastrophe Excess of Loss Premiums Ratio Three Months Ended March 31, 2026 2025 Income before taxes $27,255 $42,909 Less: Net investment income 5,652 4,103 Net realized gains on investments 53 16 Other income 273 161 Underwriting income $21,277 $38,629 Three Months Ended March 31, 2026 2025 Gross premiums earned $230,772 $210,156 Total ceded premiums earned (148,564) (144,754) Less: NCQSR and other ancillary reinsurance treaties (40,952) (57,731) Ceded catastrophe XOL premiums earned $(107,612) $(87,023) Ceded catastrophe XOL premiums ratio 46.6% 41.4% ($ in thousands) Three Months Ended March 31, 2026 2025 Net income $19,910 $38,096 One-time non-recurring expenses 329 - Less: Net realized gains on Investments 53 16 Tax effect 58 (4) Adjusted net income $20,128 $38,084

24 ($ in thousands) Year Ended December 31, 2025 2024 Total net premiums earned $242,923 $182,055 Plus: Policy fees 10,397 7,393 Total net premiums earned plus policy fees 253,320 189,448 Losses and loss adj. expense, net $98,034 $90,832 Loss and loss adj. expense ratio (% of net premiums earned plus policy fees) 38.7% 47.9% Less: Current year net catastrophe losses - 32,192 Prior year net reserve development (1,814) (3,187) Underlying loss and loss adj. expense, net $99,848 $61,827 Net underlying loss and loss adj. expense, ratio (% of net premiums earned plus policy fees) 39.4% 32.6% ($ in thousands) Year Ended December 31, 2025 2024 Numerator: Net income $99,621 $39,742 Denominator: Average shareholders' equity 249,707 148,179 Return on equity 39.9% 26.8% Numerator: Adjusted net income $105,161 $39,648 Denominator: Average shareholders' equity 249,707 148,179 Adjusted return on equity 42.1% 26.8% Adjusted Net Income Adjusted Return on Equity Non-GAAP Reconciliations Year Ended December 31, 2025 vs 2024 ($ in thousands) ($ in thousands) Underwriting Income Net Underlying Loss and Loss Adjustment Expense Ratio Ceded Catastrophe Excess of Loss Premiums Ratio Year Ended December 31, 2025 2024 Income before taxes $115,057 $51,039 Less: Net investment income 21,704 14,180 Net realized gains on investments 569 119 Other income 892 607 Underwriting income $91,892 $36,133 Year Ended December 31, 2025 2024 Gross premiums earned $884,958 $682,216 Total ceded premiums earned (642,035) (500,161) Less: NCQSR and other ancillary reinsurance treaties (248,103) (194,022) Ceded catastrophe XOL premiums earned $(393,932) $(306,139) Ceded catastrophe XOL premiums ratio 44.5% 44.9% ($ in thousands) Year Ended December 31, 2025 2024 Net income $99,621 $39,742 Add: Stock compensation 10,433 - Termination of MSA 3,000 - One-time bonus 1,387 - Post IPO transition expenses 2,287 - One-time IPO expenses 1,654 - Less: Net realized gains on Investments 569 119 Change in tax status 9,722 - Tax effect 2,930 (25) Adjusted net income $105,161 $39,648

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